NUMBER

FUQIN FINTECH LIMITED

CUSIP G3698R 104

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

COMMON STOCK

SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

Specimen

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON STOCK, $0.0001 PAR VALUE, OF

Fuqin Fintech Limited

(hereinafter called the "Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association, as amended, and the Memorandum of Association of the Company as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATE:

CHIEF EXECUTIVE OFFICER

FUQIN FINTECH LIMITED
CORPORATE
SEAL
CAYMAN ISLANDS

TREASURER

Countersigned:
SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, Tx. 75370

By:

TRANSFER AGENT - AUTHORIZED SIGNATURE

FUQIN FINTECH LIMITED

TRANSFER SUBJECT TO FEE SCHEDULE

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF SHARES WILL BE FURNISHED BY THE COMPANY TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act...
(State)

Additional abbreviations may also be used though not in the above list.

For value received,..hereby sell, assign and transfer unto

Please insert Social Security or other identifying number of assignee

....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....*Shares*

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..

....

Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated................., 20........

Signature:

X..

X..

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guarantee:

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.

Signature(s) guaranteed by: